                                                                 EXHIBIT 10.(02)


                                   AMENDMENT
                            TO EMPLOYMENT AGREEMENT
                              DATED MARCH 25, 1993




         Reference is made to the Executive Employment Agreement dated as of March 25, 1993 (the "Agreement") by and between J. Baker, Inc. and Larry I. Kelley. Pursuant to paragraph 19 of the Agreement and in order to amend certain provisions of the Agreement, the Agreement is hereby amended as follows:

         1. Paragraph 3 of the Agreement entitled "Compensation" is hereby amended by deleting the figure "$255,000" in the third line thereof and inserting in its place the figure "$271,000".

         2. Paragraph 6 of the Agreement is hereby amended by deleting the phrase "ending on April 1, 1995" in the fifth line thereof and inserting in its place the phrase "ending on April 1, 1996".

         3. All other terms of the Agreement shall remain unchanged and continue in full force and effect.




J. BAKER, INC.




/s/Jerry M. Socol                                             April 27, 1994
- ----------------------------------------                ------------------------
By:   Jerry M. Socol                                              Date
      President and
      Chief Executive Officer





/s/Larry I. Kelley                                            April 27, 1994
- ----------------------------------------                ------------------------
      Larry I. Kelley                                             Date